UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:  February 21, 2010

(Date of earliest event reported)

Oak Valley Bancorp

 (Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive offices)	(Zip Code)

(209) 848-2265

 (Registrant’s telephone number, including area code)

Not Applicable

 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(e).

Oak Valley Bancorp (the “Company”) and its wholly-owned subsidiary Oak Valley Community Bank (the “Bank”) report, with great sadness, that Arne Knudsen died on Sunday, February 21, 2010 at the age of 71. Mr. Knudsen was a founding Board member of  both the Company and the Bank, and had been serving as the Secretary and as a Director of the Bank and of the Company since their inception in 1991 and 2007, respectively.

A copy of the statement issued by the Company  and by the Bank regarding Mr. Knudsen’s passing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

See “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1         Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2010

OAK VALLEY BANCORP

By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description
99.1	Press Release